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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                December 3, 1997
                                ----------------


                          DLJ MORTGAGE ACCEPTANCE CORP.
               --------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


    Delaware                       333-39325                   13-3460894
---------------                   ------------             -------------------
(State or Other                   (Commission                (IRS Employer
Jurisdiction of                   File Number)             Identification No.)
 Incorporation)


  277 Park Avenue, New York, New York                                10172
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(Address of Principal Executive Offices)                           (Zip Code)


        Registrant's telephone number, including area code (212) 892-3000
                                                           --------------

                                 Not Applicable
------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

Filing of Consent and Financial Statements

The financial statements of Financial Security Assurance Inc. as of December 31, 1996 and 1995 that are incorporated by reference in the Prospectus Supplement dated December 3, 1997 (the "Prospectus Supplement") have been audited by Coopers & Lybrand LLP. The consent of Coopers & Lybrand LLP named as "experts" in the Prospectus Supplement is attached hereto as Exhibit 23.1.


Filing of Computational Materials*

         Pursuant to Rule 424(b) under the Securities Act of 1933, DLJ Mortgage Acceptance Corp. (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to First Greensboro Home Equity Loan Pass-Through Certificates, Series 1997-2 (the "Class A Certificates").

         In connection with the offering of the Class A Certificates, Donaldson, Lufkin & Jenrette Securities Corporation, the underwriter of the Class A Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although First Greensboro Home Equity, Inc. (the "Sponsor") provided the Underwriter with certain information regarding the characteristics of the Home Equity Loans in the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as
Exhibit 99.1.

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*        Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated December 3, 1997, and Prospectus Supplement dated December 3, 1997, relating to the Class A Certificates.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1. Consent of Coopers & Lybrand LLP in connection with the financial statements of Financial Security
                  Assurance Inc.

         99.1.    Computational Materials.


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                                   SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                DLJ MORTGAGE ACCEPTANCE CORP.
                                                        (Registrant)


    Date:  December 11, 1997                    By: /s/ Paul Najarian
                                                   ---------------------------
                                                   Name:  Paul Najarian
                                                   Title: Vice President

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                                  EXHIBIT INDEX

                                                                 Sequentially
  Exhibit Number                   Description                   Numbered Page
  --------------                   -----------                   -------------

   23.1.           Consent of Coopers & Lybrand LLP in
                   connection with the financial statements of Financial Security Assurance Inc.

   99.1.           Computational Materials.


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